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                                                                    Exhibit 10.8


                           APEX SILVER MINES LIMITED
                             SHARE OPTION AGREEMENT

              This Share Option Agreement (the "Agreement"), made as of the [  ]
                                                                             --
day of [DATE OF ISSUANCE OF OPTION], by and between Apex Silver Mines Limited, an exempted limited liability company duly formed and existing under the laws of
the Cayman Islands (the "Company"), and [       ] (the "Participant").
                                         -------

              WHEREAS, the Company desires to encourage and enable the Participant tO acquire a proprietary interest in the Company through the ownership of the Company's ordinary shares, par value US$0.01 per share (the "Shares") pursuant to the terms and conditions of the Apex Share Option Employee Plan (the "Employee Plan") and this Agreement. Such ownership will provide the Participant with a more direct stake in the future welfare of the Company and encourage the Participant to remain with the Company and/or its Subsidiaries, as applicable.

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties agree as follows:

              1. DEFINITIONS. For purposes of this Agreement, all capitalized
                 ------------
terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Employee Plan.

              2. GRANT OF OPTION. The Company hereby grants to the Participant a
                 ---------------
non-qualified (unapproved) option (the "Option") to purchase l ] Shares at a share exercise price (the "Exercise Price") of $8.00 per Share, subject to the terms hereof.

              3. OPTION TERM. The Option granted hereby is granted for a period
                 ------------
of 10 years and shall expire on [A DATE NO LATER THAN THE TENTH ANNIVERSARY HEREOF] (the "Expiration Date"). No Option may be exercised after the Expiration Date.

              4. WHEN VESTED AND EXERCISABLE. Subject to Section 5, the Option
                 ---------------------------
shall vest and be exercisable by the Participant in accordance with the following schedule:
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                     YEARS TO DATE                     AMOUNT
                       OF GRANT                        VESTED
                       --------                        ------
                         One                             *%
                         Two                             *%
                         Three                           *%
                         Four                            *%
                         Five                            *%

   5. TERMINATION OF EMPLOYMENT: DEATH; DISABILITY; RETIREMENT; CAUSE.
      --------------------------------------------------------------

                (a) If the services of a Participant who holds an unexercised Option are terminated for any reason other than death, Disability, Retirement, or Cause, the portion of the Option that was not vested on the date of such termination of employment shall expire and be forfeited; however, the vested portion of the Option shall be exercisable by the Participant at any time prior to the Expiration Date of the Option or within 180 days after the date of such termination of employment, whichever is earlier. Any Option not exercised within the period described in the preceding sentence, for whatever reason, shall terminate.

                (b) In the event of the Disability or Retirement of a Participant, the unvested portion of the Option shall immediately vest and the entire Option which is held by such Participant on the date of such Disability or Retirement shall be exercisable at any time until the Expiration Date of the Option or within 12 months and one day after the date of termination of employment, whichever is earlier. Any Option not exercised within the period described in the preceding sentence, for whatever reason, shall terminate.

                (c) In the event of the death of a Participant while an employee of the Company or any Subsidiary, the unvested portion of the Option shall immediately vest and the entire Option which is held by such Participant at the date of death shall be exercisable by the beneficiary designated by the Participant for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the Participant, by the Participant's personal representatives, heirs or legatees at any time within 12 months and one day from the date of death. Any Option not exercised within the period described in the preceding sentence, for whatever reason, Shall terminate.

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                 (d) In the event of the death of a Participant following a termination of employment due to Retirement or Disability, if such death occurs before the Option is exercised, the Option held by such Participant on the date of termination of employment shall be exercisable by such Participant's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such Participant, by such Participant's personal representatives, heirs or legatees, to the same extent such Option was exercisable by the Participant following such termination of employment.

                 (e) In the event the Participant is terminated for Cause, the Option (including any vested portion) shall be forfeited as of the date of termination.

              6. CHANGE OF CONTROL. Subject to Section 5, in the event of a
                 -----------------
Change in Control, the Company shall give the Participant notice thereof and the Option, whether or not currently vested and exercisable, shall become immediately vested and exercisable as of the effective date of the Change of Control.

              7. NON-ASSIGNABILITY. The Option granted hereby and any right
                 -----------------
arising thereunder may not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by testate or the applicable laws of descent and distribution, and the Option and any right arising thereunder shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised by the Participant only during his or her lifetime, or following his or her death pursuant to Section 5(c) hereof.

              8. TRANSFER RESTRICTIONS. At any time prior to the consummation of
                 ---------------------
a Qualified Public Offering of the Shares, each Share acquired by an exercise of an Option granted under the Employee Plan may not be transferred other than by the laws of descent and distribution. The Participant acknowledges that the Shares will be purchased for investment only.

              The Participant further understands that the Shares issuable upon the exercise of the Option will contain the following legend:

                "THE SHARES OF APEX SILVER MINES LIMITED EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND RESTRICTIONS OF THE APEX SHARE OPTION EMPLOYEE PLAN. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE ALIENATED OR HYPOTHECATED EXCEPT PURSUANT TO THE PROVISIONS OF SUCH EMPLOYEE PLAN

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        AND THE AGREEMENT ENTERED INTO PURSUANT THERETO, A COPY OF SUCH
        EMPLOYEE PLAN AND AGREEMENT ARE AVAILABLE FROM THE SECRETARY OF APEX SILVER MINES LIMITED UPON REQUEST."

              9. MODE OF EXERCISE. Subject to section 5, the Option may be
                 ----------------
exercised in whole or in part. Shares purchased upon the exercise of the Option shall be paid for in full at the time of such purchase. Such payment shall be made in cash or by wire transfer in immediately available funds in either event denominated in the lawful currency of the United States. Upon receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Company or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for such Shares. [Payment for this Option may also be made by cashless exercise.]

              10. OPTION SUBJECT TO THE EXCHANGE ACT AND OTHER REGULATIONS. An
                  --------------------------------------------------------
Option granted hereunder shall be subject to the requirement that if at any time the Committee or the Board, as the case may be, shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to the Option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection, with the granting of the Option or the issuance or purchase of Shares thereunder, no Option may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or OBTAINED FREE OF ANY conditions not acceptable to the Committee or the Board. The holders of such Option shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. If the Company, as part of an offering of securities or otherwise, finds it desirable because of United States federal or state regulatory requirements to reduce the period during which any Option may be exercised, the Committee or the Board may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

              11. ANTIDILUTION ADJUSTMENTS. The aggregate number of Shares as
                  ------------------------
to which Awards may be granted to Participants, the number of Shares thereof covered by each outstanding Award and by each option Award granted or to be granted in accordance with the formula set forth in paragraph (ii) of Section VI hereof, and the price per Share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or other capital adjustment, or the payment of a Share dividend or other increase or decrease in such Shares, effected without receipt of consideration by the Company, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall

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be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Employee Plan for the Company and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction. Notwithstanding any other provision of the Employee Plan or the Award Agreement, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award. Notwithstanding anything to the contrary in this Section X, no issuance of Shares effected pursuant to the terms of the Buy-Sell Agreement dated as of August 6, 1996 by and among, inter alia, the Company and the Founders, or certain entities affiliated therewith, that does not constitute a change in control shall result in any adjustment to the number or value of any shares to be issued pursuant to any Award hereunder.

              12. EMPLOYEE PLAN CONTROLLING. This Agreement is intended to
                  -------------------------
conform in all respects with the Employee Plan. Inconsistencies between this Agreement and the Employee Plan shall be resolved according to the terms of the Employee Plan. The Participant acknowledges receipt of a copy of the Employee Plan.

              13. RIGHTS PRIOR TO EXERCISE OF OPTION. The Participant shall not
                  ----------------------------------
have any rights as a shareholder with respect to any Shares subject to the Option prior to the date on which he is recorded as the holder of such Shares on the records of the Company.

              14. TAXES. The Company shall have the right to require
                  -----
Participants or their beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy any Cayman Islands or United States federal, state and local withholding tax requirements. Whenever payments under the Employee Plan are to be made to any Participant in cash, such payments shall be net of any amounts sufficient to satisfy all applicable taxes, including without limitation, all applicable Cayman Islands or United States federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit a Participant to satisfy his or her tax withholding obligation either by (i) surrendering Shares owned by the Participant or (ii) having the Company withhold from Shares otherwise deliverable to the Participant. Shares surrendered or withheld shall be valued at their Fair Market Value as of the date on which income is required to be recognized for income tax purposes.

              15. NO LIABILITY OF BOARD MEMBERS. No member of the Board shall be
                  -----------------------------
personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Board nor for any mistake of judgment made in good faith.

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              16. GOVERNING LAW. This Agreement and all rights arising hereunder
                  -------------
 shall be governed by, and construed and interpreted in accordance with, the laws of the Cayman Islands.

              THE EMPLOYEE PLAN AND THIS AGREEMENT SHALL NOT BE CONSTRUED AS GIVING THE PARTICIPANT THE RIGHT TO BE RETAINED IN THE EMPLOY OF THE CORPORATION OR ANY SUBSIDIARY THEREOF, NOR SHALL THEY INTERFERE IN ANY WAY WITH THE RIGHT OF THE CORPORATION OR ANY SUBSIDIARY THEREOF, AS APPLICABLE, TO TERMINATE THE PARTICIPANT'S EMPLOYMENT AT ANY TIME WITH OR WITHOUT CAUSE.

             Executed as of the day and year first above written.

                                        APEX SILVER MINES LIMITED


                                        By: __________________________________
                                            Name:
                                            Title:


                                        PARTICIPANT

                                        By: ___________________________________
                                            Name:
                                            Title



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